UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 26, 2024

Baxter International Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-4448	36-0781620
(Commission File Number)	(I.R.S. Employer Identification No.)

One Baxter Parkway, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

(224)948-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	BAX (NYSE)	New York Stock Exchange
NYSE Chicago
1.3% Global Notes due 2025	BAX 25	New York Stock Exchange
1.3% Global Notes due 2029	BAX 29	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act:   ☐

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective as of November 26, 2024, the Board of Directors (the “Board”) of Baxter International Inc. (the “Company”) approved and adopted an amendment and restatement of the Amended and Restated Bylaws of the Company (as so amended and restated, the “Amended and Restated Bylaws”) to, among other things:

•revise the default voting standard for matters other than director elections to be a majority of shares entitled to vote on the matter;
•require stockholders seeking to nominate directors pursuant to the universal proxy rules adopted by the U.S. Securities and Exchange Commission to comply with the requirements of those rules and provide reasonable evidence of related compliance upon request;
•require stockholders submitting a proposal or nomination to attend the applicable stockholders’ meeting, or send a qualified representative, to present such proposal or nomination;
•update and enhance the procedural and disclosure requirements in connection with a stockholder’s submission of a request, proposal or nomination under the Company’s special meeting, advance notice or proxy access bylaw, including by (a) requiring additional background information, disclosures and representations with respect to such stockholder, any proposed nominees and certain other interested persons in the required notice; (b) reducing the deadline by which such notice must updated, if necessary, so that it remains true and correct as of the record date from ten to five business days after the record date; and (c) clarifying the procedures for submitting nominations at special meetings;
•revise the Company’s special meeting bylaw to require a stockholder seeking to call a special meeting to continue to hold the required percentage of shares through the date of the meeting, clarify the Board’s discretion in determining the date, time and format of a requested meeting and specify certain circumstances in which a requested meeting need not be convened, including if an identical or substantially similar item was presented at meeting within a short time period prior to the requested meeting;
•clarify the eligibility and procedural requirements under the Company’s proxy access bylaw, including the circumstances in which the permitted number of access nominees may be reduced;
•require a stockholder soliciting proxies from other stockholders to use a proxy color other than white;
•revise the provisions applicable to the adjournment and conduct of stockholders’ meetings, including by providing that meetings may only be adjourned by the Board, the Chair of the Board or the person presiding at the meeting;
•establish the federal district courts of the United States as the exclusive forum for any claim arising under the Securities Act of 1933, as amended; and
•make certain other administrative, modernizing, clarifying, and conforming changes.

The foregoing description of the Amended and Restated Bylaws is qualified in its entirety by reference to the text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.
Item 9.01     Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Baxter International Inc. dated November 26, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 27, 2024	BAXTER INTERNATIONAL INC.

	By:	/s/ Ellen K. Bradford
	Name:	Ellen K. Bradford
	Title:	Senior Vice President and Corporate Secretary